EXHIBIT 99.1
FORM OF SUBORDINATED NOTE CERTIFICATE
COMMUNITY BANK AND TRUST COMPANY
CLARKS SUMMIT, PENNSYLVANIA
8% Subordinated Note due December 31, 2016
THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND.
THIS OBLIGATION IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE OBLIGATIONS OF COMMUNITY BANK AND TRUST COMPANY (THE “BANK”) TO ITS DEPOSITORS AND TO THE BANK’S OTHER OBLIGATIONS TO ITS GENERAL AND SECURED CREDITORS, IS UNSECURED AND IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK. FURTHERMORE, THIS OBLIGATION IS SUBORDINATED AND JUNIOR IN PAYMENT OF A CASH DIVIDEND BY THE ISSUER TO ISSUER’S PARENT COMPANY, COMM BANCORP, INC. (“PARENT”), IN ORDER FOR PARENT TO DECLARE AND PAY CASH DIVIDENDS TO THE HOLDERS OF THE OUTSTANDING PARENT COMMON STOCK.
THE BANK MAY NOT ALTER, AMEND OR CHANGE ANY TERM OR CONDITION OF THIS OBLIGATION, EVEN AFTER ANY APPROVAL OF THE NOTHEHOLDERS, AND MAY NOT RETIRE ANY PART OF THIS OBLIGATION, WITHOUT THE PRIOR WRITTEN CONSENT OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE (“FEDERAL RESERVE”) AND THE PENNSYLVANIA DEPARTMENT OF BANKING (“PA DOB”).
ANY INSURED DEPOSITORY INSTITUTION WHICH SHALL BE A NOTEHOLDER OR WHICH OTHERWISE SHALL HAVE ANY BENEFICIAL INTEREST IN THIS NOTE SHALL BY ITS ACCEPTANCE HEREOF BE DEEMED TO HAVE WAIVED ANY RIGHT OF OFFSET WITH RESPECT TO THE INDEBTEDNESS EVIDENCED HEREBY.
THE NOTES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $250,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF NOTES IN A DENOMINATION OF LESS THAN $250,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH NOTES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON SUCH NOTES, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH NOTES.
THE NOTES REPRESENTED BY THIS INSTRUMENT MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THESE NOTES ARE ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER, EXERCISE AND OTHER PROVISIONS OF A SUBSCRIPTION AGREEMENT DATED  _____ ____ , 2009 BETWEEN THE ISSUER OF

THESE NOTES AND THE INVESTOR REFERRED TO THEREIN, COPIES OF WHICH ARE ON FILE WITH THE BANK. THE NOTES REPRESENTED BY THIS INSTRUMENT MAY NOT BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH SUCH AGREEMENTS. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SUCH AGREEMENTS WILL BE VOID.
CERTAIN ERISA CONSIDERATIONS:
THE HOLDER OF THIS NOTE, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS NOTE, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO WHICH TITLE I OF ERISA OR SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE OR HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH FULL EXEMPTIVE RELIEF IS NOT AVAILABLE UNDER APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.
ANY FIDUCIARY OF ANY PLAN WHO IS CONSIDERING THE ACQUISITION OF ANY OF THESE SUBORDINATED NOTES SHOULD CONSULT WITH HIS, HER OR ITS LEGAL COUNSEL PRIOR TO ACQUIRING SUCH SUBORDINATED NOTES.

Registered	Principal
No. __	Amount:	$
COMMUNITY BANK AND TRUST COMPANY
CLARKS SUMMIT, PENNSYLVANIA
8% Subordinated Note due December 31, 2016
1. Payment.
(a) COMMUNITY BANK AND TRUST COMPANY, a Pennsylvania-chartered institution (the “Bank”), for value received, hereby promises to pay to  _____  , the principal sum of  _____  Dollars (U.S.) ($  _____  ) on December 31, 2016 (the “Maturity Date”) and to pay interest thereon at the rate of 8% per annum (computed on the basis of a 360-day year of twelve 30-day months) from January 1, 2010, or from the most recent Interest Payment Date to which interest has been paid or duly provided, on January 1, April 1, July 1 and October 1 of each year (each, an “Interest Payment Date”), commencing April 1, 2010, until the principal hereof is paid or made available for payment.
(b) Any payment of principal of or interest on this Note that would otherwise become due and payable on a day which is not a Business Day shall become due and payable on the next succeeding Business Day, with the same force and effect as if made on the date for payment of such principal or interest, and no interest shall accrue in respect of such payment for the period after such day. The term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banks in Clarks Summit, Pennsylvania or the Commonwealth of Pennsylvania are generally authorized or required by law or executive order to be closed.
(c) Unless this Note has been executed by an authorized officer of the Bank, this Note shall not be valid or obligatory for any purpose.
2. Subordinated Notes and Noteholders. This Note is one of a duly authorized issue of notes of the Bank designated as 8% Subordinated Notes due December 31, 2016 (herein called the “Subordinated Notes”), initially limited in aggregate principal amount to $8,000,000. The Bank, for the benefit of the holders from time to time of the Subordinated Notes (collectively, the “Noteholders”), shall act as the paying agent and registrar for the Subordinated Notes.
3. Optional Redemption. Beginning on January 1, 2012, the Bank may, at its option and subject to obtaining prior approval of the Federal Reserve and the PADOB, redeem some or all of the Subordinated Notes on any Interest Payment Date at a redemption price of 100% of the principal amount of the redeemed Subordinated Notes, plus any accrued but unpaid interest.
The Bank will notify the registered holders of the Subordinated Notes to be redeemed at least 30 but not more than 60 calendar days before the Bank redeems the Subordinated Notes. If the Bank redeems only some of the Subordinated Notes, the Bank will select the Subordinated Notes to be redeemed on principal amounts of $250,000 or any amount in excess thereof which is an integral multiple of $1,000 by lot, pro rata or by another method the Bank considers fair and appropriate. All Subordinated Notes that remain outstanding after any partial redemption must have a principal amount of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.
Subordinated Notes which have been called for redemption by the Bank shall cease to be outstanding from and after the redemption date.
4. Subordination. The indebtedness of the Bank evidenced by the Subordinated Notes, including the principal and interest on this Note, shall be subordinate and junior in right of payment to the Bank’s obligations to its depositors, its obligations under bankers’ acceptances and letters of credit, and its obligations to its other creditors, including its obligations to the Federal Reserve Bank, the FDIC and any rights acquired by the FDIC as a result of loans made by the FDIC to the Bank or the purchase or guarantee of any of its assets by the FDIC, pursuant to the provisions of 12 U.S.C. 1823(c), (d) or (e) whether now outstanding or hereafter incurred (except any other obligations which rank on a parity with or subordinate to the Subordinated Notes). In the event of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Bank, whether voluntary or involuntary, all obligations of the Bank (except any other obligations which rank on a parity with or subordinate to the Subordinated Notes) shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Subordinated Notes, including this Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the Noteholders, together with the holders of any obligations of the Bank ranking on a parity with the Subordinated Notes, shall be entitled to be paid from the remaining assets of the Bank the unpaid principal thereof, and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to the Subordinated Notes. Furthermore, conditioned upon the approval of the Federal Reserve and the PADOB, the Subordinated Notes shall also be junior in right of payment by the Bank of a cash dividend to the Bank’s parent company, Comm Bancorp, Inc. (“Parent”), in order for Parent to declare and pay cash dividends to the holders of the outstanding Parent common stock.
Nothing herein shall impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with its terms.
5. Consolidation, Merger and Sale of Assets. The Bank shall not consolidate with or merge into another entity or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless:
(a) the continuing entity formed by such consolidation or into which the Bank is merged or the person which acquires by conveyance or transfer or which leases the properties and assets of the Bank substantially as an entirety shall be a corporation, association or general partnership or other legal entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly shall assume, by a supplemental agreement executed and delivered to the Bank in form satisfactory to the Bank, the due and punctual payment of the principal of and any premium and interest on the Subordinated Notes according to their terms, and the due and punctual performance of all covenants and conditions hereof on the part of the Bank to be performed or observed; and

(b) immediately after giving effect to such transaction, no Event of Default (as defined below), and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.
6. Events of Default; Acceleration; Compliance Certificate. If any of the following events shall occur and be continuing (each an “Event of Default”):
(a) the Bank shall consent to the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially all of its property; or
(b) a court or other governmental agency or body having jurisdiction on the premises shall enter a decree or order for the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially all of the property of the Bank, or for the winding up of the affairs or business of the Bank and such decree or order shall have remained in force for 60 days;
then, and in each such case, unless the principal of this Note already shall have become due and payable, the holder of this Note, by notice in writing to the Bank, may declare the principal amount of this Note to be due and payable immediately and, upon any such declaration the same shall become and shall be immediately due and payable. The Bank waives demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices.
Promptly after the receipt of written notice from the Bank or any other source of the occurrence of an Event of Default with respect to this Note, the Bank shall mail to all Noteholders, at their addresses shown on the Note Register maintained by the Bank, such written notice of Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice. Prior to any acceleration of this Note, the Noteholders holding 67% in aggregate principal amount (excluding any Notes held by the Bank or any of its affiliates) of the outstanding Subordinated Notes may waive any past Event of Default on behalf of all holders. In addition, the Noteholders holding 67% in aggregate principal amount (excluding any Notes held by the Bank or any of its affiliates) of the outstanding Subordinated Notes may rescind a declaration of acceleration of this Note before any judgment has been obtained if (i) the Bank pays all matured installments of principal of and interest on this Note (other than installments due by reason of acceleration) and interest on the overdue installments and (ii) all other Events of Default with respect to this Note have been cured or waived.
THIS NOTE MAY NOT BE REPAID PRIOR TO THE MATURITY DATE, WHETHER PURSUANT TO AN ACCELERATION UPON AN EVENT OF DEFAULT OR OTHERWISE, WITHOUT THE PRIOR WRITTEN APPROVAL OF THE FEDERAL RESERVE AND THE PADOB.
7. Failure to Make Payment. In the event of failure by the Bank to make any required payment of principal or interest on this Note (and, in the case of payment of interest, such failure to pay shall have continued for 30 calendar days), the Bank will, upon demand of the holder, pay to the holder the whole amount then due and payable on this Note for principal and interest (without acceleration), with interest on the overdue principal and interest at the rate borne by this Note, to the extent permitted by applicable law. If the Bank fails to pay such amount upon such demand, the holder may, among other things, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Bank and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of the Bank.
Upon the occurrence of a failure by the Bank to make any required payment of principal or interest on the Note, the Bank shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Bank’s capital stock or make any guarantee payments with respect to the foregoing or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Bank that rank pari passu in all respects with or junior in interest to the Notes.
8. Payment Procedures. Payment of the principal and interest payable on the Maturity Date will be made by wire transfer in immediately available funds to a bank account in the United States designated by the holder of this Note, upon presentation and surrender of this Note at the principal office of the Bank in Clarks Summit, Pennsylvania or at such other place or places as the Bank shall designate by notice to the Noteholders, provided that this Note is presented to the Bank in time for the Bank to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable on the Maturity Date) shall be made by wire transfer in immediately available funds or check mailed to the person entitled thereto, as such person’s address appears on the Note Register. Interest payable on any Interest Payment Date shall be payable to the holder in whose name this Note is registered at the close of business on January 1, April 1, July 1 or October 1, as the case may be (whether or not a Business Day), next preceding such Interest Payment Date (such date being referred to herein as the “Regular Record Date”) for such Interest Payment Date, except that interest not so punctually paid or duly made, will be paid to the holder in whose name this Note is registered at the close of business on a Special Record Date fixed by the Bank (a “Special Record Date”) notice of which shall be given to the holder not less than ten calendar days prior to such Special Record Date. (The Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal of or interest on this Note not paid when due. All payments on this Note shall be applied first to accrued interest and then the balance, if any, to principal.
9. Form of Payment, Maintenance of Payment Office. Payments of principal of and interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Until the date on which all of the Subordinated Notes shall have been surrendered or delivered to the Bank for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Subordinated Notes shall have been made available for payment and either paid or returned to the Bank as provided herein, the Bank shall at all times maintain a principal office or agency in Clarks Summit, Pennsylvania where Subordinated Notes may be presented or surrendered for payment.
10. Registration of Transfer, Note Register. Except as otherwise provided herein, this Note is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Subordinated Notes of other authorized denominations, by the holder in person, or by his/her/its attorney duly authorized in writing, at the principal office of the Bank in Clarks Summit, Pennsylvania. The Bank shall maintain a register providing for the registration of the Subordinated Notes and any exchange or transfer thereof (the “Note Register”). Upon surrender or presentation of this Note for exchange or registration of transfer, the Bank shall execute and the Bank shall authenticate and deliver in exchange therefor a Note or Notes of like aggregate principal amount, each in a denomination of $250,000 or any amount in excess thereof which is an integral multiple of $1,000 (and, in the absence of an opinion of counsel satisfactory to the Bank to the contrary, bearing the restrictive legend(s) as set forth in Section 4.2 of the Subscription Agreement dated  _____   _____  , 2009) and that is or are registered in such name or names requested by the holder. Any Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Bank) be duly endorsed, or accompanied by a written instrument of transfer in the form attached as Exhibit A-1 such evidence of due authorization and guarantee of signature as may reasonably be required by the Bank in form satisfactory to the Bank, duly executed by the holder or his/her/its attorney duly authorized in writing, with such tax identification number or other information for each person in whose name a Note is to be issued, and accompanied by evidence of compliance with any restrictive legend(s) appearing on such Note or Notes as the Bank may reasonably request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the fifteenth day immediately preceding the Maturity Date. This Note is subject to the restrictions on transfer contained in such Subscription Agreement between the Bank and the investor referred to therein, a copy of which is on file with the Bank. The Note may not be sold or otherwise transferred except in compliance with such Subscription Agreement.
11. Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Note, but the Bank may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith (or presentation of evidence that such tax or charge has been paid).
12. Ownership. Prior to due presentment of this Note for registration of transfer, the Bank may treat the holder in whose name this Note is registered in the Note Register as the absolute owner of this Note for receiving payments of principal of and interest on this Note and for all other purposes whatsoever, whether or not this Note be overdue, and the Bank shall not be affected by any notice to the contrary.
13. Priority. The Subordinated Notes rank pari passu among themselves and pari passu, in the event of any insolvency proceeding, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceeding or any liquidation or winding up of the Bank, with all other present or future unsecured subordinated debt obligations of the Bank, except any unsecured subordinated debt that may be expressly stated to be senior to or subordinate to the Subordinated Notes.
14. Notices. All notices to the Bank under this Note shall be in writing and addressed to the Bank at125 North State Street, Clarks Summit, Pennsylvania 18411, Attn: Scott A. Seasock, Chief Financial Officer, or to such other address as the Bank may notify to the holder. All notices to the Noteholders shall be in writing and sent by first-class mail to each Noteholder at his or its address as set forth in the Note Register.

15. Denominations. The Subordinated Notes are issuable only as fully registered Notes without interest coupons in denominations of $250,000 or any amount in excess thereof which is a whole multiple of $1,000.
16. Modification. With certain exceptions and conditions as herein provided, the amendment and modification of the rights and obligations of the Bank and the rights of the holders may be made at any time by the Bank with the consent of the Noteholders holding 67% in aggregate principal amount (excluding any Notes held by the Bank or any of its affiliates) of the Subordinated Notes at the time outstanding. Moreover, Noteholders holding 67% in aggregate principal amount (excluding any Notes held by the Bank or any of its affiliates) of the Subordinated Notes at the time outstanding, on behalf of all Noteholders, may waive compliance by the Bank with certain provisions of the Subordinated Notes and past Events of Default under their consequences. Finally, the Bank shall not enter into any agreement to change the Maturity Date or the terms of subordination of any Note unless the Federal Reserve and the PADOB have consented to such agreement.
17. Absolute and Unconditional Obligation of the Bank. No provisions of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.
18. Waiver and Consent. (a) Any consent or waiver given by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
(b) No delay or omission of the holder to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.
(c) Any insured depository institution which shall be a holder of this Note or which otherwise shall have any beneficial ownership interest in any Note shall, by its acceptance of such Note (or beneficial interest therein), be deemed to have waived any right of offset with respect to the indebtedness evidenced thereby.
19. Further Issues. The Bank may, without the consent of the holders of the Subordinated Notes, create and issue additional notes having the same terms and conditions of the Subordinated Notes (except for the issue date and issue price) so that such further notes shall be consolidated and form a single series with the Subordinated Notes. Any such issuance shall be made pursuant to another offering document and will either be registered or issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, the Pennsylvania Securities Act of 1972, as amended, or similar state securities laws or regulations, where applicable.
20. Governing Law. This Note shall be governed by and construed in accordance with applicable federal law and the laws of the Commonwealth of Pennsylvania, without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and attested.

COMMUNIT BANK AND TRUST COMPANY
By:	/s/ William F. Farber. Sr.
Name William F. Farber, Sr.
	Title:	Chairman, President, and Chief Executive Officer

ATTEST:
/s/ John P. Kameen
Name:	John P. Kameen
Title:	Secretary